UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2007

Antares Pharma, Inc.

(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-32302 (Commission File Number)	41-1350192 (I.R.S. Employer Identification No.)

250 Phillips Blvd., Suite 290, Ewing, NJ	08618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 609-359-3020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2007, Antares Pharma, Inc., a Delaware corporation (the “Company”), entered into a First Amending Agreement (the “Amending Agreement”) with MMV Financial Inc., as agent and a lender (the “Agent”), and HSBC Capital (Canada) Inc., as a lender (collectively with the Agent, the “Lenders”). The Amending Agreement amends and modifies the Credit Agreement among the Company, as the borrower, and the Lenders, dated as of February 26, 2007 (the “Credit Agreement”). Prior to the execution of the Amending Agreement, the Credit Agreement consisted of two term loans (each, a “Tranche”) with an aggregate principal amount of $10 million. The Company drew on the first $5 million Tranche (the “First Tranche”) on February 27, 2007 and, subject to certain conditions more fully set forth in the Credit Agreement, the Company had the right to draw on a second $5 million Tranche (the “Second Tranche”).

The Amending Agreement amends the Credit Agreement by, among other things:

(1)	fixing the interest rate payable by the Company to the Lenders under the Second Tranche at 11%;
(2)	reducing the amount of the principal the Company drew down in the Second Tranche from $5 million to $2.5 million;
(3)	reducing the due diligence fee payable by the Company to the Agent with respect to the Second Tranche from $30,000 to $5,000;
(4)	waiving the Company’s obligation to pay the Lenders’ fees and expenses incurred in preparing the documentation for the Second Tranche; and
(5)

waiving the obligation of the Company to assign an Intercompany Loan Agreement between the Company and Antares Pharma IPL AG, a corporation organized under the laws of the country of Switzerland and a wholly-owned subsidiary of the Company, on the date of the Amending Agreement.

On December 17, 2007, the Company drew on the entire $2.5 million available under the Second Tranche pursuant to the terms of the Credit Agreement as amended by the Amending Agreement.

The description of the Amending Agreement set forth above is qualified in its entirety by reference to the terms of the Amending Agreement attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amending Agreement by and among Antares Pharma, Inc., MMV Financial Inc. and HSBC Capital (Canada) Inc., dated December 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.
Date: December 19, 2007	By: /s/ JACK E. STOVER
Jack E. Stover President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

10.1	First Amending Agreement by and among Antares Pharma, Inc., MMV Financial Inc. and HSBC Capital (Canada) Inc., dated December 17, 2007